Exhibit 10.6

AUSTRALIAN CAPITAL TERRITORY GOVERNMENT
LEASE	SL
LAND TITLES ACT 1925

The lessor as registered proprietor of the land in Item 1 leases to the lessee the area described in Item 5. This lease is subject to the mortgages, encumbrances and other instruments affecting the land, including any created by dealings lodged prior to this lease.

1.	LAND
	DISTRICT/DIVISION	SECTION	BLOCK	UNIT (Unit Titles)	VOL:FOL	INSTRUMENT NO.
	Deakin	35	36	3 and 4	1453:53 and 1453:54

2.	LESSOR (FULL NAME AND ADDRESS OF LESSOR / SUBLESSOR / UNDERLESSOR)
Smartlink Holdings Pty Ltd having its registered office at 2/26 Jonathan Avenue, Burwood East, Victoria 3151

3.	LESSEE (FULL NAME AND ADDRESS OF LESSEE / SUBLESSEE / UNDERLESSEE, SURNAME LAST)
Activldentity Australia Pty Ltd having its offices at 7 Phipps Close, Deakin ACT 2600

4.	FORM OF TENANCY
Not applicable

5.	AREA BEING LEASED (EG: WHOLE OR DESCRIPTION OF SUBLET AREA)
Units 3 and 4 on Units Plan 1282 (231 square metres)

6.	TERM OF LEASE
	TERM: 3 years (with option of vacating giving three months notice after 2 years)		COMMENCING: 1 August 2006

	TERMINATING: 31 July 2009		YEARLY RENT: $68,145 per annum ($295.00 per square metre) excluding GST

• THE COVENANTS AND CONDITIONS SET OUT IN THE ANNEXURES B HERETO ARE DEEMED TO BE INCORPORATED HEREIN

(DELETE IF INAPPLICABLE)

7.	CONSENTING PARTY / PARTIES
I / WE CONSENT HERETO:

SIGNATURE/S

1

8.	DATE
4 OCTOBER 2006

9.	EXECUTION
SIGNED IN MY PRESENCE BY THE LESSOR:
ANDREW CASTLE
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ Andrew Castle

SIGNED IN MY PRESENCE BY THE LESSEE:
DAVID GOSNELL
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ David Gosnell

2

TERM:	3 years	Term Commences:	1 August 2006
		Term Ends:	31 July 2009

SPECIAL CONDITION:	Should ActivIdentity wish to vacate the above premises prior to three years, three months notice must be given after a term of two (2) years.

RENTAL:	Rental to be paid on lst day of each month. A monthly invoice to be provided.

CPI ADJUSTMENT:	A rental increase will be charged according to CPI on: 1 July 2007 1 July 2008 1 July 2009

3

AUSTRALIAN CAPITAL TERRITORY GOVERNMENT
LEASE	SL
LAND TITLES ACT 1925

The lessor as registered proprietor of the land in Item 1 leases to the lessee the area described in Item 5. This lease is subject to the mortgages, encumbrances and other instruments affecting the land, including any created by dealings lodged prior to this lease.

1.	LAND
	DISTRICT/DIVISION	SECTION	BLOCK	UNIT (Unit Titles)	VOL:FOL	INSTRUMENT NO.
	Deakin	35	36	5 and 6	1453:56 and 1453:55

2.	LESSOR (FULL NAME AND ADDRESS OF LESSOR / SUBLESSOR / UNDERLESSOR)
Smartlink Holdings Pty Ltd having its registered office at 2/26 Jonathan Avenue, Burwood East, Victoria 3151

3.	LESSEE (FULL NAME AND ADDRESS OF LESSEE / SUBLESSEE / UNDERLESSEE, SURNAME LAST)
ActivIdentity Australia Pty Ltd having its offices at 7 Phipps Close, Deakin ACT 2600

4.	FORM OF TENANCY
Not applicable

5.	AREA BEING LEASED (EG: WHOLE OR DESCRIPTION OF SUBLET AREA)
Units 5 and 6 (Level 1) on Units Plan 1282 (463 square metres)

6.	TERM OF LEASE
	TERM: 3 years (with option of vacating giving three months notice after 2 years)			COMMENCING: 1 August 2006

	TERMINATING: 31 July 2009			YEARLY RENT: $136,585 per annum ($295.00 per square metre) excluding GST

• THE COVENANTS AND CONDITIONS SET OUT IN THE ANNEXURES B HERETO ARE DEEMED TO BE INCORPORATED HEREIN

(DELETE IF INAPPLICABLE)

7.	CONSENTING PARTY / PARTIES
I /WE CONSENT HERETO:

SIGNATURE/S
CONTINUED OVERLEAF

1

8.	DATE
4 October 2006

9.	EXECUTION
SIGNED IN MY PRESENCE BY THE LESSOR:
ANDREW CASTLE
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ Andrew Castle

SIGNED IN MY PRESENCE BY THE LESSEE:
DAVID GOSNELL
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ David Gosnell

2

TERM:	3 years	Term Commences:	1 August 2006
		Term Ends:	31 July 2009

SPECIAL CONDITION:	Should ActivIdentity wish to vacate the above premises prior to three years, three months notice must be given after a term of two (2) years.

RENTAL:	Rental to be paid on lst day of each month. A monthly invoice to be provided.

CPI ADJUSTMENT:	A rental increase will be charged according to CPI on: 1 July 2007 1 July 2008 1 July 2009

3

AUSTRALIAN CAPITAL TERRITORY GOVERNMENT
LEASE	SL
LAND TITLES ACT 1925

The lessor as registered proprietor of the land in Item 1 leases to the lessee the area described in Item 5. This lease is subject to the mortgages, encumbrances and other instruments affecting the land, including any created by dealings lodged prior to this lease.

1.	LAND
	DISTRICT/DIVISION	SECTION	BLOCK	UNIT (Unit Titles)	VOL:FOL	INSTRUMENT NO.
	Deakin	35	36	1 and 2	1453:51 and 1453:52

2.	LESSOR (FULL NAME AND ADDRESS OF LESSOR / SUBLESSOR / UNDERLESSOR)
Smartlink Holdings Pty Ltd having its registered office at 2/26 Jonathan Avenue, Burwood East, Victoria 3151

3.	LESSEE (FULL NAME AND ADDRESS OF LESSEE / SUBLESSEE / UNDERLESSEE, SURNAME LAST)
ActivIdentity Australia Pty Ltd having its offices at 7 Phipps Close, Deakin ACT 2600

4.	FORM OF TENANCY
Not applicable

5.	AREA BEING LEASED (EG: WHOLE OR DESCRIPTION OF SUBLET AREA)
Units 1 and 2 on Units Plan 1282 (232 square metres)

6.	TERM OF LEASE
	TERM: 3 years (with option of vacating giving three months notice after 2 years)			COMMENCING: 1 August 2006

	TERMINATING: 31 July 2009			YEARLY RENT: $68,440 per annum ($295.00 per square metre) excluding GST

• THE COVENANTS AND CONDITIONS SET OUT IN THE ANNEXURES B HERETO ARE DEEMED TO BE INCORPORATED HEREIN

(DELETE IF INAPPLICABLE)

7.	CONSENTING PARTY / PARTIES
I / WE CONSENT HERETO:

SIGNATURE/S
CONTINUED OVERLEAF

8.	DATE
4 October 2006

9.	EXECUTION
SIGNED IN MY PRESENCE BY THE LESSOR:
Andrew Castle
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ Andrew Castle

SIGNED IN MY PRESENCE BY THE LESSEE:
David Gosnell
	/s/ [Illegible]	FULL NAME AND SIGNATURE OF WITNESS.
	SIGNATURE OF LESSEE.	/s/ David Gosnell

TERM:	3 years	Term Commences:	1 August 2006
		Term Ends:	31 July 2009

SPECIAL CONDITION:	Should ActivIdentity wish to vacate the above premises prior to three years, three months notice must be given after a term of two (2) years.

RENTAL:	Rental to be paid on 1st day of each month. A monthly invoice to be provided.

CPI ADJUSTMENT:	A rental increase will be charged according to CPI on: 1 July 2007 1 July 2008 1 July 2009